                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE

        WESTERN WIRELESS ANNOUNCES SECOND QUARTER 2001 FINANCIAL RESULTS

       - DOMESTIC EBITDA OF $95 MILLION, A 20% INCREASE OVER PRIOR YEAR -

      BELLEVUE, Wash. (August 8, 2001) -- Western Wireless Corporation (NASDAQ:
WWCA), a leading provider of communication services to rural America, announced today its financial and operating results for the second quarter ended June 30, 2001.

      "This was a good quarter for Western Wireless, as we invested for profitability, growth and quality," said John W. Stanton, chairman and chief executive officer of Western Wireless. "Domestically, we invested in the quality of service to our customers and, at the same time, reported strong cash flows. Western Wireless International grew at a rapid pace and expanded its presence in Europe with the acquisition of tele.ring, an Austrian operator."


TOTAL COMPANY RESULTS

      The company reported revenues of $252.6 million for the quarter, up 25% over the same quarter a year ago. Consolidated EBITDA (operating income before non-cash charges) in the second quarter was $80.7 million, compared to $78.0 million in the same quarter last year. Net loss from continuing operations was $14.0 million, a loss of $.18 per basic share for the quarter. Capital expenditures were $90.2 million for the second quarter of 2001.



      DOMESTIC RESULTS

      Mikal Thomsen, president and chief operating officer of Western Wireless, observed, "This quarter we reported strong domestic EBITDA of $95 million, an increase of 20% over the prior year second quarter. We continued our aggressive digital network expansion, and now cover over 50% of the population in our metropolitan service areas with both CDMA and TDMA technologies."

      During the second quarter of 2001, subscribers increased by 30,000, to 1,116,500. Service revenues increased 20 percent from the same quarter a year ago to $228.2 million. EBITDA for the quarter was $95 million, a 20% increase over the second quarter of 2000. Capital expenditures were $63.3 million.

      WESTERN WIRELESS INTERNATIONAL

      Western Wireless International (WWI) operating companies added 148,000 subscribers in eight countries, to end the quarter with 950,000 total subscribers. On a proportionate basis, WWI added 53,000 subscribers during the quarter, to end the quarter with 252,200 subscribers. International consolidated EBITDA loss was $14.3 million and capital expenditures were $26.9 million. WWI operating companies held an interest in international licenses in 10 countries at the end of the second quarter.


CONFERENCE CALL

      On August 8, at 1:30 PM PT, a conference call will be held to discuss the second quarter operating and financial results. Investors can access Western Wireless' earnings conference call and replay by accessing the company's website at www.wwireless.com/investor/investor.htm. Dial-up number for the call is 888/489-9485 and the access code is 19388780. A separate dial-up replay number is available until the close of business on Friday, August 17, 2001. The replay number is 800/633-8284 and the access code is 19388780.


      Located in Bellevue, Wash., Western Wireless Corp. is a leading provider of wireless communications services in the western United States and abroad. It currently offers cellular service marketed under the Cellular One(R) name in 19 western states. Through its subsidiaries, Western Wireless is licensed to offer wireless service in 10 countries.



FOR FURTHER INFORMATION CONTACT:
Investment Community:                   Media:
Gina Haggerty                           John Snyder
Western Wireless Corporation            Snyder Investor Relations
(800) 261-5960                          (206) 262-0291
gina.haggerty@wwireless.com             jsnyder@snyderir.com

                          WESTERN WIRELESS CORPORATION

     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                  (Dollars in thousands, except per share data)

                                    Unaudited

                                                                 Three months ended June 30,      Six months ended June 30,
                                                                ----------------------------    ----------------------------
                                                                    2001            2000            2001            2000
                                                                ------------    ------------    ------------    ------------
Revenues:

Subscriber revenues                                             $    158,157    $    133,865    $    310,089    $    256,463
Roamer revenues                                                       68,101          54,503         129,713          99,152
International revenues                                                16,881           5,186          29,698           5,188
Equipment sales and other revenues                                     9,423           8,449          19,536          16,386
                                                                ------------    ------------    ------------    ------------
Total revenues                                                       252,562         202,003         489,036         377,189
                                                                ------------    ------------    ------------    ------------
Operating expenses:
Cost of service                                                       59,562          44,608         114,529          79,149
Cost of equipment sales                                               20,718          10,304          37,131          20,227
General and administrative                                            52,320          39,195         103,513          76,629
Sales and marketing                                                   39,229          29,858          81,571          58,006
Depreciation and amortization                                         52,685          30,176          95,304          59,919
Stock based compensation                                               6,251           5,470          12,247           8,500
                                                                ------------    ------------    ------------    ------------
Total operating expenses                                             230,765         159,611         444,295         302,430
                                                                ------------    ------------    ------------    ------------
Operating income                                                      21,797          42,392          44,741          74,759
                                                                ------------    ------------    ------------    ------------
Other income (expense):
Interest and financing expense, net                                  (40,806)        (33,952)        (82,918)        (65,665)
Equity in net income (loss) of unconsolidated affiliates                 543            (691)         (2,412)           (486)
Other, net                                                              (619)         (1,022)           (290)           (899)
                                                                ------------    ------------    ------------    ------------
Total other expense                                                  (40,882)        (35,665)        (85,620)        (67,050)
                                                                ------------    ------------    ------------    ------------
Minority interest in consolidated subsidiaries                         5,058             195           9,548             345
                                                                ------------    ------------    ------------    ------------
Net income (loss) before extraordinary item and cumulative
  change in accounting principle                                     (14,027)          6,922         (31,331)          8,054
                                                                ------------    ------------    ------------    ------------
Extraordinary loss on early extinguishment of debt                                   (12,377)                        (12,377)
Cumulative change in accounting principle                                                             (5,580)
                                                                ------------    ------------    ------------    ------------
Net loss                                                        $    (14,027)   $     (5,455)   $    (36,911)   $     (4,323)
                                                                ============    ============    ============    ============
Basic (income) loss per share:
Before extraordinary item and cumulative change in accounting
  principle                                                     $      (0.18)   $       0.09    $      (0.40)   $       0.10
Extraordinary loss on early extinguishment of debt                                     (0.16)                          (0.16)
Cumulative change in accounting principle                                                              (0.07)
                                                                ------------    ------------    ------------    ------------
Basic loss per share                                            $      (0.18)   $      (0.07)   $      (0.47)   $      (0.06)
                                                                ============    ============    ============    ============
Diluted income (loss) per share:
Before extraordinary item and cumulative change in accounting
  principle                                                     $      (0.18)   $       0.09    $      (0.40)   $       0.10
Extraordinary loss on early extinguishment of debt                                     (0.16)                          (0.15)
Cumulative change in accounting principle                                                              (0.07)
                                                                ------------    ------------    ------------    ------------
Diluted loss per share                                          $      (0.18)   $      (0.07)   $      (0.47)   $      (0.05)
                                                                ============    ============    ============    ============
Weighted average shares outstanding:
Basic                                                             78,635,000      77,848,000      78,487,000      77,789,000
                                                                ============    ============    ============    ============
Diluted                                                           78,635,000      80,287,000      78,487,000      80,309,000
                                                                ============    ============    ============    ============
Comprehensive loss:
Net loss                                                        $    (14,027)   $     (5,455)   $    (36,911)   $     (4,323)
Unrealized loss on marketable securities:
Reclassification adjustment                                                                           (1,984)
Unrealized holding gain (loss)                                         1,667                          (3,795)
                                                                ------------                    ------------
     Net unrealized gain (loss)                                        1,667                          (5,779)
                                                                ------------                    ------------
Foreign currency translation                                          (4,811)         (1,130)         (5,185)         (6,296)
Unrealized gain (loss) on hedges                                          80                          (1,092)
                                                                ------------    ------------    ------------    ------------
Total comprehensive loss                                        $    (17,091)   $     (6,585)   $    (48,967)   $    (10,619)
                                                                ============    ============    ============    ============

                          WESTERN WIRELESS CORPORATION

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                  (Dollars in thousands, except per share data)

                                   (Unaudited)


                                           Three months ended: June 30, 2001            Three months ended: June 30, 2000
                                      ------------------------------------------    -----------------------------------------
                                        Domestic    International   Consolidated     Domestic    International   Consolidated
                                      -----------   -------------   ------------    -----------  -------------   ------------
Revenues:

Subscriber revenues                   $   158,157                   $   158,157     $  133,865                    $  133,865
Roamer revenues                            68,101                        68,101         54,503                        54,503
International revenues                               $    16,881         16,881                   $     5,186          5,186
Equipment sales and other revenues          9,423                         9,423          8,449                         8,449
                                      -----------    -----------    -----------     ----------    -----------     ----------
Total revenues                            235,681         16,881        252,562        196,817          5,186        202,003
                                      -----------    -----------    -----------     ----------    -----------     ----------
Operating expenses:
Cost of service                            49,554         10,008         59,562         42,906          1,702         44,608
Cost of equipment sales                    16,823          3,895         20,718         10,045            259         10,304
General and administrative                 43,590          8,730         52,320         34,966          4,229         39,195
Sales and marketing                        30,704          8,525         39,229         29,438            420         29,858
Depreciation and amortization              47,107          5,578         52,685         29,127          1,049         30,176
Stock based compensation                    1,053          5,198          6,251          2,496          2,974          5,470
                                      -----------    -----------    -----------     ----------    -----------     ----------
Total operating expenses                  188,831         41,934        230,765        148,978         10,633        159,611
                                      -----------    -----------    -----------     ----------    -----------     ----------
Operating income (loss)                    46,850        (25,053)        21,797         47,839         (5,447)        42,392
                                      -----------    -----------    -----------     ----------    -----------     ----------
Other income (expense):

Interest and financing expense, net       (34,980)        (5,826)       (40,806)       (33,940)           (12)       (33,952)
Equity in net income (loss) of
  unconsolidated affiliates                 1,332           (789)           543            674         (1,365)          (691)
Other, net                                  1,322         (1,941)          (619)          (891)          (131)        (1,022)
                                      -----------    -----------    -----------     ----------    -----------     ----------
Total other expense                       (32,326)        (8,556)       (40,882)       (34,157)        (1,508)       (35,665)
                                      -----------    -----------    -----------     ----------    -----------     ----------

Minority interest in consolidated
  subsidiaries                                             5,058          5,058                           195            195
                                                     -----------    -----------                   -----------     ----------
Net income (loss) before
  extraordinary item                       14,524        (28,551)       (14,027)        13,682         (6,760)         6,922
                                      -----------    -----------    -----------     ----------    -----------     ----------
Extraordinary loss on early
  extinguishment of debt                                                               (12,377)                      (12,377)
                                                                                   -----------                   -----------
Net income (loss)                     $    14,524    $   (28,551)   $   (14,027)   $     1,305    $    (6,760)   $    (5,455)
                                      ===========    ===========    ===========    ===========    ===========    ===========

EBITDA(1)                             $    95,010    $   (14,277)   $    80,733    $    79,462    $    (1,424)   $    78,038
                                      ===========    ===========    ===========    ===========    ===========    ===========

Ending Domestic Subscribers             1,116,500                                      930,500
                                      ===========                                  ===========
Ending International
  Proportionate Subscribers                              252,200                                      110,000
                                                     ===========                                  ===========

-----------
(1) EBITDA represents operating income before non-cash charges.

                          WESTERN WIRELESS CORPORATION

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                  (Dollars in thousands, except per share data)

                                   (Unaudited)


                                             Three months ended: June 30, 2001             Three months ended: June 30, 2000
                                         ------------------------------------------    -----------------------------------------
                                          Domestic     International   Consolidated     Domestic    International   Consolidated
                                         -----------   -------------   ------------    -----------  -------------   ------------
Revenues:

Subscriber revenues                      $   310,089                   $   310,089    $   256,463                   $   256,463
Roamer revenues                              129,713                       129,713         99,152                        99,152
International revenues                                  $    29,698         29,698                   $     5,188          5,188
Equipment sales and other revenues            19,356                        19,536         16,386                        16,386
                                         -----------    -----------    -----------    -----------    -----------    -----------
Total revenues                               459,338         29,698        489,036        372,001          5,188        377,189
                                         -----------    -----------    -----------    -----------    -----------    -----------

Operating expenses:
Cost of service                               97,184         17,345        114,529         77,447          1,702         79,149
Cost of equipment sales                       29,144          7,987         37,131         19,968            259         20,227
General and administrative                    84,730         18,783        104,513         71,125          5,504         76,629
Sales and marketing                           62,308         19,263         81,571         57,586            420         58,006
Depreciation and amortization                 84,592         10,712         95,304         58,758          1,161         59,919
Stock based compensation                       2,376          9,871         12,247          4,314          4,186          8,500
                                         -----------    -----------    -----------    -----------    -----------    -----------
Total operating expenses                     360,334         83,961        444,295        289,198         13,232        302,430
                                         -----------    -----------    -----------    -----------    -----------    -----------
Operating income (loss)                       99,004        (54,263)        44,741         82,803         (8,044)        74,759
                                         -----------    -----------    -----------    -----------    -----------    -----------
Other income (expense):
Interest and financing expense, net          (72,904)       (10,014)       (82,918)       (63,566)        (2,099)       (65,665)
Equity in net income (loss) of
  unconsolidated affiliates                      767         (3,179)        (2,412)           278           (764)          (486)
Other, net                                       616           (906)          (290)          (684)          (215)          (899)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Total other expense                          (71,521)       (14,099)       (85,620)       (63,972)        (3,078)       (67,050)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Minority interest in consolidated
  subsidiaries                                                9,548          9,548                           345            345
                                                        -----------    -----------                   -----------    -----------
Net income (loss) before extraordinary
  item and cumulative change in
  accounting principle                        27,483        (58,814)       (31,331)        18,831        (10,777)         8,054
                                         -----------    -----------    -----------    -----------    -----------    -----------
Extraordinary loss on early
  extinguishment of debt                                                                  (12,377)                      (12,377)
                                                                                      -----------                   -----------
Cumulative change in accounting
  principle                                   (6,600)         1,020         (5,580)
                                         -----------    -----------    -----------
Net income (loss)                        $    20,883    $   (57,794)   $   (36,911)   $     6,454    $   (10,777)   $    (4,323)
                                         ===========    ===========    ===========    ===========    ===========    ===========

EBITDA(1)                                $   185,972    $   (33,680)   $   152,292    $   145,875    $    (2,697)   $   143,178
                                         ===========    ===========    ===========    ===========    ===========    ===========


Ending Domestic Subscribers                1,116,500                                      930,500
                                         ===========                                  ===========
Ending International Proportionate
  Subscribers                                               252,200                                      110,000
                                                        ===========                                  ===========

--------------
(1) EBITDA represents operating income before non-cash charges.